COLUMBIA FUNDS SERIES TRUST I

Columbia Bond Fund

(the “Fund”)

Supplement dated January 23, 2009 to the Class A and Class C

Prospectus dated August 1, 2008

The paragraph and table under the heading “Average Annual Total Return as of December 31, 2007” are deleted in their entirety and replaced with the following:

Average Annual Total Return as of December 31, 2008

The table below shows the Fund’s Class A shares’ average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. The returns shown reflect applicable sales charges. The table also shows the average annual returns for the Fund’s Class C shares, but it does not show after-tax returns for the Fund’s Class C shares, which will vary from those shown for the Fund’s Class A shares. The table compares the Fund’s returns for each period with those of the Barclays Capital U.S. Aggregate Bond Index, a market value-weighted index that tracks the daily price, coupon, pay-downs, and total performance of fixed rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

	1 year		5 years		10 years

Class A shares returns before taxes	–3.71%	(a)	2.60%	(a)	4.32%	(a)

Class A shares returns after taxes on distributions	–5.22%	(a)	1.00%	(a)	2.42%	(a)

Class A shares returns after taxes on distributions and sale of Fund shares	–2.42%	(a)	1.30%	(a)	2.54%	(a)

Class C shares returns before taxes	–0.33%	(a)	3.51%	(a)	4.79%	(a)

Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	5.24%		4.65%		5.63%

(a)

The returns shown include the returns of Shares Class shares of Core Bond Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc., for periods prior to March 31, 2008, the date on which the Fund commenced operations. The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for periods prior to March 31, 2008 would be lower.

Shareholders should retain this Supplement for future reference.

INT-47/5379-0109

COLUMBIA FUNDS SERIES TRUST I

Columbia Bond Fund

(the “Fund”)

Supplement dated January 23, 2009 to the

Class Z Prospectus dated August 1, 2008

The paragraph and table under the heading “Average Annual Total Return as of December 31, 2007” are deleted in their entirety and replaced with the following:

Average Annual Total Return as of December 31, 2008

The table below shows the Fund’s Class Z shares’ average annual total returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. The table compares the Fund’s returns for each period with those of the Barclays Capital U.S. Aggregate Bond Index, a market value-weighted index that tracks the daily price, coupon, pay-downs, and total performance of fixed rate, publicly placed, dollar denominated, and non-convertible investment grade debt issue with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

	1 year		5 years		10 years

Class Z shares returns before taxes	1.43%	(a)	3.67%	(a)	4.87%	(a)

Class Z shares returns after taxes on distributions	–0.25%	(a)	2.04%	(a)	2.95%	(a)

Class Z shares returns after taxes on distributions and sale of Fund shares	0.92%	(a)	2.20%	(a)	3.01%	(a)

Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	5.24%		4.65%		5.63%

(a)

The returns shown include the returns of Shares Class shares of Core Bond Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc., for periods prior to March 31, 2008, the date on which the Fund commenced operations. The returns shown reflect that Class Z shares are sold without sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for periods prior to March 31, 2008 would be higher.

Shareholders should retain this Supplement for future reference.

INT47/5464-0109